EXHIBIT     DESCRIPTION

EX-99.a1    Amended Declaration of Trust, dated March 9, 1998 and amended March
            1, 1999 (filed as Exhibit a to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant, File No.
            2-91229, filed on September 2, 1999, and incorporated herein by reference).

EX-99.a2    Amendment to the Declaration of Trust, dated March 6, 2001 (filed as
            Exhibit a2 to Post-Effective Amendment No. 31 to the Registration
            Statement of the Registrant on Form N-1A, File No. 2-91229, filed on
            April 20, 2001, and incorporated herein by reference).

EX-99.a3    Amendment No. 2 to the Declaration of Trust dated August 1, 2001.

EX-99.b     Amended and Restated Bylaws, dated March 9, 1998 (filed as Exhibit
            2b to Post-Effective Amendment No. 23 to the Registration Statement
            on Form N-1A of the Registrant, File No. 2-91229, filed on March 26,
            1998, and incorporated herein by reference).

EX-99.d1    Investor Class Management Agreement between American Century
            Municipal Trust and American Century Investment Management, Inc.,
            dated August 1, 1997 (filed as Exhibit 5 to Post-Effective Amendment
            No. 33 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Investor Class Management Agreement between
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated March 31, 1998 (filed as Exhibit 5b to
            Post-Effective Amendment No. 23 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-91229, filed on March 26,
            1998, and incorporated herein by reference).

EX-99.d3    Amendment to the Investor Class Management Agreement between
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated July 1, 1998 (filed as Exhibit d3 to
            Post-Effective Amendment No. 39 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 28, 1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Investor Class Management Agreement between
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d4 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Investor Class Management Agreement between
            American Century Municipal Trust and American Century Investment
            Management, Inc. (filed as Exhibit d5 to Post-Effective Amendment
            No. 44 to the Registration Statement on Form N-1A of American
            Century Government Income Trust, File No. 2-99222, filed on July 31,
            2001, and incorporated herein by reference).

EX-99.d6    C Class Management Agreement between American Century Target
            Maturities Trust, American Century California Tax-Free and Municipal
            Funds, American Century Government Income Trust, American Century
            Investment Trust, American Century Quantitative Equity Funds,
            American Century Municipal Trust and American Century Investment
            Management, Inc., dated September 16, 2000 (filed as Exhibit d6 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 1 to the Management Agreement (C Class) between
            American Century Target Maturities Trust, American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century Investment Trust, American Century
            Quantitative Equity Funds, American Century Municipal Trust and
            American Century Investment Management, Inc., dated August 1, 2001
            (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.e1    Distribution Agreement between American Century Municipal Trust and
            American Century Investment Services, Inc., dated March 13, 2000
            (filed as Exhibit e7 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc., dated June 1, 2000 (filed as Exhibit e9 to Post-Effective
            Amendment No. 19 to the Registration Statement on Form N-1A of
            American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc., dated November 20, 2000 (filed as Exhibit e10 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of American Century Variable Portfolios, Inc., File No.
            33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4    Amendment No. 3 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc., dated March 1, 2001 (filed as Exhibit e4 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e5    Amendment No. 4 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc., dated April 30, 2001 (filed as Exhibit e5 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Target Maturities Trust, File No. 2-94608, filed on
            April 17, 2001, and incorporated herein by reference).

EX-99.e6    Amendment No. 5 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc. (filed as Exhibit e6 to Post-Effective Amendment No. 21 to the
            Registration Statement on Form N-1A of American Century Capital
            Portfolios, Inc., on July 30, 2001, File No. 33-64872, and
            incorporated herein by reference).

EX-99.e7    Amendment No. 6 to the Distribution Agreement between American
            Century Municipal Trust and American Century Investment Services,
            Inc. (filed as Exhibit e7 to Post-Effective Amendment No. 21 to the
            Registration Statement on Form N-1A of American Century Capital
            Portfolios, Inc., on July 30, 2001, File No. 33-64872, and
            incorporated herein by reference).

EX-99.g1    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce Bank, N.A., dated January 22, 1997 (filed as Exhibit g2 to
            Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement between American Century Investments and
            The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on
            Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody Agreement between American Century
            Investments and The Chase Manhattan Bank, dated December 9, 2000
            (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement on Form N-1A of American Century Variable
            Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997
            (filed as Exhibit 9 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment to the Transfer Agency Agreement between American Century
            Municipal Trust and American Century Services Corporation, dated
            March 9, 1998 (filed as Exhibit B9b to Post-Effective Amendment No.
            23 to the Registration Statement on Form N-1A of the Registrant,
            File No. 2-91229, filed on March 26, 1998, and incorporated herein by reference).

EX-99.h3    Amendment No. 1 to the Transfer Agency Agreement between American
            Century Municipal Trust and American Century Services Corporation,
            dated June 29, 1998 (filed as Exhibit 9b to Post-Effective Amendment
            No. 23 to the Registration Statement on Form N-1A of American
            Century Quantitative Equity Funds, File No. 33-19589, filed on June
            29, 1998, and incorporated herein by reference).

EX-99.h4    Amendment No. 2 to the Transfer Agency Agreement between American
            Century Municipal Trust and American Century Services Corporation,
            dated November 20, 2000 (filed as Exhibit h4 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of
            American Century California Tax-Free and Municipal Funds, File No.
            2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.h5    Amendment No. 3 to the Transfer Agency Agreement between American
            Century Municipal Trust and American Century Services Corporation
            (filed as Exhibit h5 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.h6    Credit Agreement between American Century Funds and The Chase
            Manhattan Bank, as Administrative Agent, dated as of December 19,
            2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the
            Registration Statement on Form N-1A American Century Target
            Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 27 to the Registration Statement on Form N-1A of the
            Registrant, File No. 2-91229, filed on September 2, 1999, and incorporated herein by reference).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Consent of KPMG Peat Marwick, independent auditors (filed as Exhibit
            11 to Post-Effective Amendment No. 33 to the Registration Statement
            on Form N-1A of American Century Government Income Trust, File No.
            2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.j3    Power of Attorney, dated September 16, 2000 (filed as Exhibit j3 to
            Post-Effective Amendment No. 29 to the Registration Statement on
            Form N-1A of the Registrant, File No. 2-91229, filed on September
            28, 2000, and incorporated herein by reference).

EX-99.m1    Master Distribution and Individual Shareholder Services Plan of
            American Century Government Income Trust, American Century
            Investment Trust, American Century California Tax-Free and Municipal
            Funds, American Century Municipal Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds (C
            Class), dated September 16, 2000 (filed as Exhibit m3 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century Target Maturities Trust, File No.
            2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Individual
            Shareholder Services Plan of American Century Government Income
            Trust, American Century Investment Trust, American Century
            California Tax-Free and Municipal Funds, American Century Municipal
            Trust, American Century Target Maturities Trust and American Century
            Quantitative Equity Funds (C Class), dated August 1, 2001 (filed as
            Exhibit m5 to Post-Effective Amendment No. 44 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan of American Century
            California Tax-Free and Municipal Funds, American Century Government
            Income Trust, American Century International Bond Fund, American
            Century Investment Trust, American Century Target Maturities Trust
            and American Century Quantitative Equity Funds, dated November 20,
            2000 (filed as Exhibit n to Post-Effective Amendment No. 35 to the
            Registration Statement on Form N-1A of American Century Target
            Maturities Trust, File No. 2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.n2    Amendment No. 2 to the Amended and Restated Multiple Class Plan of
            American Century California Tax-Free and Municipal Funds, American
            Century Government Income Trust, American Century International Bond
            Fund, American Century Investment Trust, American Century Target
            Maturities Trust and American Century Quantitative Equity Funds
            (filed as Exhibit n2 to Post-Effective Amendment No. 44 to the
            Registration Statement on Form N-1A of American Century Government
            Income Trust, File No. 2-99222, filed on July 31, 2001, and incorporated herein by reference).

EX-99.p     American Century Investments Code of Ethics (filed as Exhibit p to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 29, 2000, and
            incorporated herein by reference).